UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     January 11, 2006
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                                    CDEX INC.
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               (Exact Name of Registrant as Specified in Charter)


         Nevada                       000-49845            52-2336836
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 (State or Other Jurisdiction       (Commission          (IRS Employer
     of Incorporation)               File Number)       Identification No.)


      1700 Rockville Pike, Suite 400, Rockville, Maryland       20852
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      (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code   (301) 881-0080
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

         Effective January 11, 2006, the Registrant entered into amendments to the employment agreements of James Griffin and Timothy Shriver. The amendment to Mr. Griffin's agreement provides for payment to Mr. Griffin of an annual cash salary of $204,000 as well as options which will vest 1/3 on January 1, 2007, and 1/24th of the remainder on the first day of each month thereafter for the following two years, as long as he is providing to the Registrant substantial services pursuant to a contract with the Registrant at the time of vesting. The amendment to Mr. Shriver's employment agreement provides for an annual cash salary of $180,000 as well as options which will vest on the same schedule as those granted Mr. Griffin. The number of options to be granted to Messrs. Griffin and Shriver will be determined at a subsequent date.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        CDEX INC.



Date: January 17, 2006              By: /s/ James Griffin
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                                        James Griffin, Chief Executive Officer



















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